UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2004

AMERICAN FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Ohio	1-13653	31-1544320
___________________________________________________________________________________________________________
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One East Fourth Street, Cincinnati, OH	45202
____________________________________________________________	______________________________
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code 513-579-2121

Section 8 - Other Events

Item 8.01 Other Events.

 See attached Press Release.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

    Financial statements of business acquired.  Not applicable.

    Pro forma financial information.  Not applicable.

    Exhibits

Exhibit No.	Description

99.1	Press release, dated August 25, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN FINANCIAL GROUP, INC.

Date: August 31, 2004
By: Karl J. Grafe
Karl J. Grafe
Vice President